FIFTH AMENDMENT, dated as of March 27, 1995 (this
"Amendment"), among REEVES BROTHERS, INC., a Delaware corporation (the "Company"), REEVES INDUSTRIES, INC., a Delaware corporation (the "Parent"), the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Banks") and CHEMICAL BANK as agent for the Banks (in such capacity, the "Agent").


                           W I T N E S S E T H :


         WHEREAS, the Company, the Parent, the Agent and the Banks are parties to the Credit Agreement, dated as of August 6, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement shall have their defined meanings when used herein, unless otherwise defined herein); and

         WHEREAS, the Company and the Parent have requested, and the Banks have agreed, subject to the terms and conditions of this Amendment, to amend Schedule I of the Credit Agreement to increase the Commitments of the Banks under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the undersigned agree as follows:


    SECTION 1.     AMENDMENT OF SCHEDULE I
                   OF THE CREDIT AGREEMENT

         1.1 Amendment of Schedule I (Commitment Amounts and Percentages; Lending Offices; Addresses for Notice). Schedule I of the Credit Agreement is hereby amended by (a) deleting the amount "$20,000,000" appearing under the "TOTAL COMMITMENT" column for CHEMICAL BANK and inserting in lieu thereof "$24,000,000" and (b) deleting the amount "$15,000,000" appearing under the "TOTAL COMMITMENT" column for BANK OF BOSTON CONNECTICUT and inserting in lieu thereof "$18,000,000".


    SECTION 2.     REPRESENTATIONS AND WARRANTIES;
                   CONDITIONS PRECEDENT TO THE
                   EFFECTIVENESS OF THIS AMENDMENT

         2.1 Representations; No Default. On and as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, each of the Company and the Parent hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each of the Company and the Parent hereby confirms, reaffirms and restates such representations and warranties for such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Amendment and (ii) represents that no Default or Event of Default has occurred and is continuing.

         2.2  Conditions Precedent to Effectiveness.  This
Amendment shall become effective on the date (the "Amendment
Effective Date") on which all of the following conditions precedent have been satisfied or waived:


         (i) the Agent shall have received counterparts of this Amendment executed by the Company, the Parent and the Banks;

         (ii) the Agent shall have received, with a counterpart for each Bank, the executed legal opinion of Augustus I. duPont, Esq., general counsel to the Company and the Parent, in each case reasonably satisfactory in form and substance to the Agent and its counsel.

         (iii)  the Agent shall have received, with a
    counterpart for each Bank, a certificate of the Secretary or an Assistant Secretary of the Company and the Parent, dated the date hereof, as to the incumbency and signature of the officers of the Company and the Parent executing this Amendment and any certificate or other document to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

         (iv) the Agent shall have received two Notes of the Parent, substantially in the form of Exhibit A to this Amendment, with appropriate insertions as to payee, date and principal amount, which are in substitution and replacement of (but not in payment of) the existing Notes of the Parent.

         (v) the Agent shall have received an amendment to the Guarantee, dated as of August 6, 1992, made by the Company in favor of the Agent for the benefit of the Banks;

         (vi) the Agent shall have received a copy of the resolutions (in form and substance reasonably satisfactory to the Agent and its counsel) of the Board of Directors of each of the Parent and the Company authorizing, to the extent that each is a party thereto, the execution, delivery and performance of this Amendment, and each transaction contemplated hereby, certified by the Secretary or an Assistant Secretary of the Parent and the Company as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

         (vii) each of the representations and warranties made by the Parent and its Subsidiaries in or pursuant to this Amendment, the Credit Agreement as amended by this Amendment and any other Loan Document to which it is a party and the representations of the Parent and its Subsidiaries which are contained in any certificate, document or financial or other statement furnished under or in connection herewith or therewith on or before the Amendment Effective Date shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date both before and after giving effect hereto;

         (viii) no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment and the transactions contemplated hereby; and

         (ix) all corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.


    SECTION 3.     MISCELLANEOUS

         3.1 Expenses. The Company and the Parent agree to pay all legal costs and expenses in connection with this Amendment.

         3.2 Limited Effect. Except as expressly amended, modified, waived or supplemented hereby, the provisions of the Credit Agreement and other Loan Documents are and shall remain in full force and effect and any amendment, modification, waiver or supplement contained herein shall be limited precisely as drafted and shall not constitute an amendment, modification, waiver or supplement of any other terms or provisions of the Credit Agreement or any other Loan Document.

         3.3 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

         3.4  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              REEVES BROTHERS, INC.


                              By: /s/ William Ewing, III
                                  _______________________________
                                  Title: Vice President and
                                           Treasurer

                              REEVES INDUSTRIES, INC.


                              By: /s/ William Ewing, III
                                  _______________________________
                                  Title:  Vice President and
                                            Treasurer

                              CHEMICAL BANK,
                                as Agent and as a Bank


                              By: /s/ Peter C. Eckstein
                                  _______________________________
                                  Title:  Vice President


                              BANK OF BOSTON CONNECTICUT


                              By: /s/ W. Lincoln Schoff, Jr.
                                  _______________________________
                                  Title: Director

                                                                EXHIBIT A


                                 FORM OF
                          REVOLVING CREDIT NOTE

$__________                                      New York, New York
                                                 August 6, 1992

  FOR VALUE RECEIVED, the undersigned, (NAME OF BORROWER), a Delaware corporation (the "Company"), hereby unconditionally promises to pay on the Termination Date to the order of (NAME OF
BANK) (the "Bank" at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) ______ DOLLARS ($ ______) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the undersigned pursuant to subsection 2.1 of the Credit Agreement referred to below.

  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum set forth in subsections 2.9 (a) and (b) of the Credit Agreement referred to below until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on any such overdue amount at the rate per annum set forth in subsection 2.9 (c) of the Credit Agreement until paid in full (both before and after judgement). Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and terminating upon payment including prepayment) in full of the unpaid principal amount hereof; provided that interest accruing on any overdue amount shall be payable on demand.

  The holder of the note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each revolving Credit Loan made by the Bank pursuant to subsection 2.1 of the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type pursuant to subsection 2.7 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company under this Note or under the Credit Agreement.

  This Note is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of August 6, 1992, among the Company, (NAME OF BORROWER NOT PARTY TO THIS NOTE), the several banks and financial institutions from time to time parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks thereunder (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is entitled to the benefits thereof, is secured as provided therein, is subject to optional and mandatory prepayment in whole or in part as provided there in and is issued in substitution and replacement of (but not payment of) the $______ Note dated as of August 6, 1992 issued by the Company to the Bank. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the contest otherwise requires.

  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due any payable, all as provided therein.

  Except as expressly provided in Section 10 of the Credit
Agreement, the Company expressly waives diligence, presentment, protest, depend and other notice of any kind.

  This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                     (NAME OF BORROWER)

                                     By:
                                       Title:

                                                         SCHEDULE A to
                                                 Revolving Credit Note


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF BASE RATE LOANS



                                 Amount of
                    Amount of    Base Rate               Unpaid
                    Eurodollar   Loans                   Principal
                    Loans        Converted               Balance
       Amount of    Converted    into         Amount     of Base
       Base Rate    into Base    Eurodollar   Principal  Rate        Notation
Date   Loan         Rate Loans   Loans        Repaid     Loans       Made By
- ----   ---------    ----------   ----------   ---------  ---------   --------

                                                           SCHEDULE B to
                                                   Revolving Credit Note

                        LOANS, CONVERSIONS AND PAYMENTS
                               OF EURODOLLAR LOANS




     Amount
     of
     Euro-                            Amount Of
     dollar   Amount of    Interest   Eurodollar
     Loan     Base Rate    Period and Loans               Unpaid
     (and     Loans        Eurodollar Converted  Amount   Principal
     Contin-  Converted    Rate with  into Base  of Prin- Balance of
     uations  into Euro-   Respect    Rate       cipal    Eurodollar Notation
Date Thereof) dollar Loans Thereto    Loans      Repaid   Loans      Made by
- ---- -------- ------------ ---------- ---------- -------- ---------- --------

                             REEVES BROTHERS, INC.

                            Secretary's Certificate


  I, Jennifer H. Fray, the Secretary of Reeves Brothers,
Inc., a Delaware corporation ("Reeves Brothers"), hereby certify that:

  (a) Attached hereto as Exhibit A are true, complete and correct copies of resolutions duly adopted by the Board of Directors of Reeves Brothers by Unanimous Written Consent dated
March 23, 1995. Such resolutions have not been amended, modified, revolted or rescinded since the date of the adoption thereof and are in full force and effect on the date hereof.

  (b) The individuals named below are duly elected officers of Reeves Brothers and each is authorized to execute and deliver the Fifth Amendment, dated March 27, 1995 (the "Amendment"), to the Credit Agreement dated August 6, 1992, as amended, among Reeves Brothers, Reeves Industries, Inc., the several banks and other financial institutions from time to time party thereto (the "Banks") and Chemical Bank, as Agent for the Banks, and any certificate or other document to be delivered pursuant to the Amendment, on behalf of Reeves Brothers. Each of such individuals at the time of affixing their signatures, held and continue to hold on the date hereof the respective offices of Reeves Brothers set forth opposite their signatures, and the signatures set forth below are their genuine signatures:

Name                   Office                   Signature

Augustus I. duPont     Vice President and       /s/ Augustus I. duPont
                       General Counsel

William Ewing, III     Vice President and       /s/ William Ewing, III
                       Treasurer

Jennifer H. Fray       Secretary and            /s/ Jennifer H. Fray
                       Assistant General
                       Counsel

Steven W. Hart         Executive Vice           /s/ Steven W. Hart
                       President and Chief
                       Financial Officer


  IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1995.

                                               /s/ Jennifer H. Fray
                                               Jennifer H. Fray
                                               Secretary



  I, Augustus I. duPont, Vice President and General Counsel of Reeves Brothers, hereby certify that Jennifer H. Fray is, and at all times since November 23, 1992 has been, the duly elected and qualified Secretary of Reeves Brothers and that the signature set forth above is her genuine signature.

  IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1995.

                                              /s/ Augustus I. duPont
                                              --------------------------
                                              Augustus I. duPont
                                              Vice President and General
                                                Counsel

                          UNANIMOUS WRITTEN CONSENT
                         OF THE BOARD OF DIRECTORS OF
                             REEVES BROTHERS, INC.

  The undersigned, being all of the directors of Reeves Brothers, Inc., a Delaware corporation (hereinafter called the "Corporation"), hereby adopt as of the 23rd of March, 1995 by consent in writing in accordance with Section 141 (f) of the Delaware General Corporation Law, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting of the Board of Directors of the Corporation.

  RESOLVED, that this Board of Directors believes it to be advisable and in the best interest of this Corporation to enter into a Fifth Amendment (the "Amendment") to the Credit Agreement by and among the Corporation, Reeves Industries, Inc., the banks and other financial institutions signatory thereto and Chemical Bank, as Agent and that the form, terms and provisions of, and the transactions contemplated by, the Amendment, substantially in the form presented to the Board, be, and they hereby are, approved and adopted in all respects subject to such changes therein as may be approved by this Corporation, and the proper officers of this Corporation shall be and hereby are authorized and directed to execute and deliver the Amendment, with changes approved as aforesaid, which execution shall be conclusive evidence of such approval on behalf of this Corporation; and further

  RESOLVED, that the proper officers of this Corporation be, and hereby are, authorized and directed to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further instruments and documents and to supply such information to governmental authorities, in the name and on behalf of this Corporation and to incur all such fees and expenses as in their judgement shall be necessary or advisable in order to carry into affect the purpose and intent of the foregoing resolution; and further

  RESOLVED, that all actions previously taken by any officer or director of this Corporation in connection with the transactions contemplated by the foregoing resolutions are hereby adopted, ratified, confirmed and approved in all respect as the acts and deeds of the Corporation.

  IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date set forth above.

                                            /s/ James W. Hart
                                            James W. Hart
                                            Chairman of the Board

                        REEVES INDUSTRIES, INC.

                        Secretary's Certificate


  I, Jennifer H. Fray, the Secretary of Reeves Industries,
Inc., a Delaware corporation ("Reeves Industries"), hereby certify that:

  (a) Attached hereto as Exhibit A are true, complete and correct copies of resolutions duly adopted by the Board of Directors of Reeves Industries by Unanimous Written Consent dated
March 23, 1995. Such resolutions have not been amended, modified, revolted or rescinded since the date of the adoption thereof and are in full force and effect on the date hereof.

  (b) The individuals named below are duly elected officers of Reeves Industries and each is authorized to execute and deliver the Fifth Amendment, dated March 27, 1995 (the "Amendment"), to the Credit Agreement dated August 6, 1992, as amended, among Reeves Industries, Reeves Brothers, Inc., the several banks and other financial institutions from time to time party thereto (the "Banks") and Chemical Bank, as Agent for the Banks, and any certificate or other document to be delivered pursuant to the Amendment, on behalf of Reeves Industries. Each of such individuals at the time of affixing their signatures, held and continue to hold on the date hereof the respective offices of Reeves Industries set forth opposite their signatures, and the signatures set forth below are their genuine signatures:

Name                   Office                   Signature

Augustus I. duPont     Vice President and       /s/ Augustus I. duPont
                       General Counsel

William Ewing, III     Vice President and       /s/ William Ewing, III
                       Treasurer

Jennifer H. Fray       Secretary and            /s/ Jennifer H. Fray
                       Assistant General
                       Counsel

Steven W. Hart         Executive Vice           /s/ Steven W. Hart
                       President and Chief
                       Financial Officer


  IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1995.

                                               /s/ Jennifer H. Fray
                                               --------------------
                                               Jennifer H. Fray
                                               Secretary



  I, Augustus I. duPont, Vice President and General Counsel of Reeves Industries, hereby certify that Jennifer H. Fray is, and at all times since November 23, 1992 has been, the duly elected and qualified Secretary of Reeves Industries and that the signature set forth above is her genuine signature.

  IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1995.

                                              /s/ Augustus I. duPont
                                              ----------------------
                                              Augustus I. duPont
                                              Vice President and General
                                              Counsel

                             UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS OF
                              REEVES INDUSTRIES, INC.

  The undersigned, being all of the directors of Reeves Industries, Inc., a Delaware corporation (hereinafter called the "Corporation"), hereby adopt as of the 23rd of March, 1995 by consent in writing in accordance with Section 141 (f) of the Delaware General Corporation Law, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting of the Board of Directors of the Corporation.

  RESOLVED, that this Board of Directors believes it to be advisable and in the best interest of this Corporation to enter into a Fifth Amendment (the "Amendment") to the Credit Agreement by and among the Corporation, Reeves Brothers, Inc., the banks and other financial institutions signatory thereto and Chemical Bank, as Agent and that the form, terms and provisions of, and the transactions contemplated by, the Amendment, substantially in the form presented to the Board, be, and they hereby are, approved and adopted in all respects subject to such changes therein as may be approved by this Corporation, and the proper officers of this Corporation shall be and hereby are authorized and directed to execute and deliver the Amendment, with changes approved as aforesaid, which execution shall be conclusive evidence of such approval on behalf of this Corporation; and further

  RESOLVED, that the proper officers of this Corporation be, and hereby are, authorized and directed to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further instruments and documents and to supply such information to governmental authorities, in the name and on behalf of this Corporation and to incur all such fees and expenses as in their judgement shall be necessary or advisable in order to carry into affect the purpose and intent of the foregoing resolution; and further

  RESOLVED, that all actions previously taken by any officer or director of this Corporation in connection with the transactions contemplated by the foregoing resolutions are hereby adopted, ratified, confirmed and approved in all respects as the acts and deeds of the Corporation.

  IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date set forth above.

                                               /s/ James W. Hart
                                               -----------------
                                               James W. Hart
                                               Chairman of the Board

                                                March 27, 1995




Chemical Bank
270 Park Avenue
New York, New York 10017

Bank of Boston Connecticut
One Landmark Square
Stamford, Connecticut 06901

Ladies and Gentlemen:

  I am General Counsel of Reeves Industries, Inc., a Delaware corporation (the "Parent"), and Reeves Brothers, Inc., a Delaware corporation (the "Company") (the Parent and the Company, collectively, the "Borrowers"), and have acted as such in connection with the negotiation, execution and delivery of the Fifth Amendment dated as of March 27, 1995 (the "Amendment") to the Credit Agreement, dated as of August 6, 1992, as amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among the Parent, the Company, the several banks party thereto (the "Banks") and Chemical Bank, as agent for the Banks (the "Agent").

  This opinion is being furnished to you pursuant to Section
2.2 (ii) of the Amendment. Unless otherwise defined herein, capitalized terms herein shall have the meaning assigned to such terms in, or by reference in, the Credit Agreement.

  In connection with this opinion, I have (i) investigated such questions of law, (ii) examined an executed copy of the Amendment, the Credit Agreement, the Security Agreement and originals or certified, conformed or reproduction copies of such charter documents, instruments, documents and records of the Borrowers, and such certificates of public officials and such other documents, and (iii) received such information from officers and representatives of the Borrowers, in each case as I have deemed necessary or appropriate for the purposes of this opinion.

In all such examinations, I have assumed, but have not verified, the legal capacity of all natural persons executing documents, the genuiness of all signatures on original or certified, conformed or reproduction copies of documents of all parties other than the Borrowers, and the authenticity of original and certified copies of all copies submitted to me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, representations and warranties contained in, and by reference in, the Credit Agreement and the Agreement and the Amendment and certificates and oral or written statements and other information of representatives of the Borrowers and others and assume compliance on the part of all parties to the Credit Agreement and the Amendment with their covenants and agreements contained therein.

  Based upon the foregoing and subject to the limitations, qualifications and assumptions set forth herein, I am of the opinion that:

  1. Each of the Borrowers (a) is duly organized validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, leasor operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.


  2. Each of the Borrowers (i) has the corporate power and authority, and the legal right, to make, deliver and perform the Amendment and to perform the Credit Agreement, to consummate each of the transactions contemplated thereby, and to comply with each of the provisions thereof, and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of the Amendment and the performance of the Credit Agreement, to consummate each of the transactions contemplated thereby, and to comply with each of the provisions thereof.

  3. The Amendment has been duly and validly executed and delivered by each of the Borrowers and each of the Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of each Borrower party thereto enforceable against such borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equality) and judicial decisions which may affect the remedies provided therein.

  4. No consent, approval, waiver, license or authorization of, filing with or other act by or in respect of, any Governmental Authority of or within the State of New York or in respect of the General Corporation Law of the State of Delaware ("Delaware Corporate Law") or of any other Person is required on the part of either of the Borrowers in connection with the execution, delivery, performance, validity or enforceability of the Amendment or the performance, validity or enforceability of the Credit Agreement, the consummation of the transactions contemplated thereby, or the compliance with each of the provisions thereof.

  5. The execution, delivery and performance of the Amendment and the performance of the Credit Agreement, the consummation of the transaction contemplated thereby, and the compliance with each of the provisions thereof, do not and will not conflict with, constitute a default under or violate any Requirement of Law of any Governmental Authority of or within the State of New York or in respect of Delaware Corporate Law or, to the best of my knowledge, any Contractual Obligation of either of the Borrowers, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

  6. No litigation, investigation or proceeding of or before any arbitrator of Governmental Authority is pending, or to the best of my knowledge, threatened by or against any Borrower or against any of its respective properties or revenues (a) with respect to the Credit Agreement or the Amendment or any of the transactions contemplated thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

  7. Neither of the Borrowers is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

  8. Neither of the Borrowers is subject to regulation under any federal or New York state statute or regulation which limits its ability to incur Indebtedness under the Credit
Agreement or the Amendment.

  9. In connection with the Amendment, no additional action or filing is necessary in order to continue the security interest in the Collateral and the perfection of such security interest as collateral security for the Obligations, as such security interest and the perfection thereof existed immediately prior to the execution and delivery of the Amendment.

  The opinions set forth above are subject to the qualifications and limitations that I have rendered the opinions expressed herein based on facts, circumstances, laws, rules, regulations, court decisions, and regulatory authority determinations in effect on the date hereof and assume no obligation to update or supplement this opinion or reflect any facts, circumstances, laws, rules, regulations, or any changes thereto, or any court decisions or regulatory authority determinations which may hereafter occur or come to my attention.

  The opinions expressed herein are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America, in each case as currently in effect.

  In connection with the opinion in paragraph 5, such opinion is limited to laws of the State of New York and the federal laws of the United States of America, which are normally applicable to transactions of the type provided for in the Credit Agreement and the Amendment.

  In connection with the opinion in paragraph 9, I have assumed that the substantive law of the states listed on Schedule II to the Credit Agreement is the same as the substantive law of the State of New York.

  This opinion is rendered to you solely for your benefit and may not be furnished, used, circulated, quoted or relied upon by any other person, firm or corporation (other than a successor to or assignee of the Agent of any Bank) for any purposes without my prior written consent.

                                      Very truly yours,


                                      /s/ Augustus I. duPont

                            REVOLVING CREDIT NOTE

                                  COPY

$9,428,571                                      New York, New York
                                                August 6, 1992


  FOR VALUE RECEIVED, the undersigned, REEVES INDUSTRIES,
INC., a Delaware corporation (the "Company"), hereby unconditionally promises to pay on the Termination Date to the order of BANK OF BOSTON CONNECTICUT (the "Bank") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) NINE MILLION FOUR HUNDRED TWENTY-EIGHT THOUSAND FIVE HUNDRED SEVENTY-ONE AND 00/100 DOLLARS ($9,428,571) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the undersigned pursuant to subsection 2.1 of the Credit Agreement referred to below.

  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum set forth in subsections 2.9(a) and (b) of the Credit Agreement referred to below until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on any such overdue amount at the rate per annum set forth in subsection 2.9(c) of the Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and terminating upon payment (including prepayment) in full of the unpaid principal amount hereof; provided that interest accruing on any overdue amount shall be payable on demand.

  The holder of this Note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Revolving Credit Loan made by the Bank pursuant to subsection 2.1 of the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type pursuant to subsection 2.7 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company under this Note or under the Credit Agreement.

  This Note is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of August 6, 1992, among the Company, Reeves Brothers, Inc., the several banks and financial institutions from time to tome parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks thereunder (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is entitled to the benefits thereof, is secured as provided therein, is subject to optional and mandatory prepayment in whole or in part as provided therein and is issued in substitution and replacement of (but not in payment of) the $6,428,571 Note dated as of August 6, 1992 issued by the Company to the Bank. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

  Except as expressly provided in Section 10 of the Credit
Agreement, the Company expressly waives diligence, presentment, protest, demand and other notices of any kind.

  This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                   REEVES INDUSTRIES, INC.

                                   By:  /s/ William Ewing, III
                                   ---------------------------
                                   Title :  Vice President and
                                              Treasurer

                                                           SCHEDULE A to
                                                   Revolving Credit Note



                     LOANS, CONVERSIONS AND PAYMENTS
                           OF BASE RATE LOANS



                             Amount of
                 Amount of   Base Rate              Unpaid
                 Eurodollar  Loans                  Principal
                 Loans       Converted              Balance
      Amount of  Converted   into        Amount     of Base
      Base Rate  into Base   Eurodollar  Principal  Rate       Notation
Date  Loan       Rate Loans  Loans       Repaid     Loans      Made By
- ----  ---------  ----------  ----------  ---------  ---------  --------

                                                              SCHEDULE B to
                                                      Revolving Credit Note

                    LOANS, CONVERSIONS AND PAYMENTS
                           OF EURODOLLAR LOANS




     Amount
     of
     Euro-                            Amount of
     dollar   Amount of    Interest   Eurodollar
     Loan     Base Rate    Period and Loans              Unpaid
     (and     Loans        Eurodollar Converted Amount   Principal
     Contin-  Converted    Rate with  into Base of Prin- Balance of
     uations  into Euro-   Respect    Rate      cipal    Eurodollar Notation
Date Thereof) dollar Loans Thereto    Loans     Repaid   Loans      Made by
- ---- -------- ------------ ---------- --------- -------- ---------- --------

                      REVOLVING CREDIT NOTE

                             COPY


$12,571,429                                New York, New York
                                           August 6, 1992


  FOR VALUE RECEIVED,  the undersigned, REEVES INDUSTRIES,
INC., a Delaware corporation (the "Company"), hereby unconditionally promises to pay on the Termination Date to the order of CHEMICAL BANK (the "Bank") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) TWELVE MILLION FIVE HUNDRED SEVENTY-ONE THOUSAND FOUR HUNDRED TWENTY-NINE AND 00/100 DOLLARS ($12,571,429) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the undersigned pursuant to subsection 2.1 of the Credit Agreement referred to below.

  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum set forth in subsections 2.9(a) and (b) of the Credit Agreement referred to below until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on any such overdue amount at the rate per annum set forth in subsection 2.9(c) of the Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and terminating upon payment (including prepayment) in full of the unpaid principal amount hereof; provided that interest accruing on any overdue amount shall be payable on demand.

  The holder of this Note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Revolving Credit Loan made by the Bank pursuant to subsection 2.1 of the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type pursuant to subsection 2.7 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company under this Note or under the Credit Agreement.

  This Note is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of August 6, 1992, among the Company, Reeves Brothers, Inc., the several banks and financial institutions from time to time parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks thereunder (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is entitled to the benefits thereof, is secured as provided therein, is subject to optional and mandatory prepayment in whole or in part as provided therein and is issued in substitution and replacement of (but not in payment of) the $8,571,429 Note dated as of August 6, 1992 issued by the Company to the Bank. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

  Except as expressly provided in Section 10 of the Credit
Agreement, the Company expressly waives diligence, presentment, protest, demand and other notices of any kind.

  This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                          REEVES INDUSTRIES, INC.

                          By:  /s/ William Ewing, III
                          ---------------------------
                          Title :  Vice President and
                                     Treasurer

                                                       SCHEDULE A to
                                               Revolving Credit Note



                          LOANS, CONVERSIONS AND PAYMENTS
                                OF BASE RATE LOANS



                             Amount of
                 Amount of   Base Rate              Unpaid
                 Eurodollar  Loans                  Principal
                 Loans       Converted              Balance
      Amount of  Converted   into        Amount of  of Base
      Base Rate  into Base   Eurodollar  Principal  Rate       Notation
Date  Loan       Rate Loans  Loans       Repaid     Loans      Made By
- ----  ---------  ----------  ----------  ---------  ---------  --------

                                                           SCHEDULE B to
                                                   Revolving Credit Note

                       LOANS, CONVERSIONS AND PAYMENTS
                             OF EURODOLLAR LOANS




     Amount
     of
     Euro-                            Amount Of
     dollar   Amount of    Interest   Eurodollar
     Loan     Base Rate    Period and Loans              Unpaid
     (and     Loans        Eurodollar Converted Amount   Principal
     Contin-  Converted    Rate with  into Base of Prin- Balance of
     uations  into Euro-   Respect    Rate      cipal    Eurodollar Notation
Date Thereof) dollar Loans Thereto    Loans     Repaid   Loans      Made by
- ---- -------- ------------ ---------- --------- -------- ---------- --------

                                                  March 27, 1995

Chemical Bank, as Agent
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

  We refer to the Guarantee, dated as of August 6, 1992, (the "Guarantee") made by Reeves Brothers, Inc., a Deleware corporation (the "Guarantor"), in favor of Chemical Bank, as agent (in such capacity the "Agent") for the banks (the "Banks") parties to the Credit Agreement, dated as of August 6, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Guarantor, Reeves Industries, Inc. (the "Parent"), the Banks and the Agent.

  By this letter agreement, the Guarantor agrees to amend the Guarantee by deleting the phrase "Fifteen Million U.S. Dollars (U.S. $15,000,000)" from the sixth line of the second paragraph of Section 2 (Guarantee), and inserting in lieu thereof "Twenty-Two Million U.S. Dollars (U.S. $22,000,000)".

  This letter agreement may be signed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.



Chemical Bank, as Agent         -2-        March 27, 1995

  THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.


                             Very truly yours,

                             REEVES BROTHERS, INC.

                             By: /s/ William Ewing, III
                                 --------------------------
                                 Title: Vice President and
                                          Treasurer


Accepted and agreed to as of
the date first above written:

CHEMICAL BANK, AS AGENT

By: /s/ Peter C. Eckstein
- ----------------------------
Title:  Vice President